NORTH SQUARE INVESTMENTS TRUST

North Square Preferred and Income Securities Fund

Class I: ORDNX

(the “Fund”)

Supplement dated September 15, 2023
to the Statutory Prospectus dated May 1, 2023, as supplemented

This supplement serves as notification of the following change:

At a recent meeting of the Board of Trustees (“Board”) of North Square Investments Trust, the Board approved a change relating to the Fund to be effective on September 28, 2023. The Board approved the elimination of the Fund’s non-fundamental policy to maintain a minimum allocation to investment grade securities of fifty percent (50%). This change is not anticipated to result in any change in the Fund’s current investment strategy and is intended to provide the Fund’s investment sub-adviser with additional portfolio management flexibility in the event of a change in market conditions.

The following replaces the paragraph entitled “CREDIT QUALITY” under “Principal Investment Strategies” in the Fund’s Statutory Prospectus:

CREDIT QUALITY

The Fund may invest in debt securities of any credit rating, including investment grade securities, below investment grade securities and unrated securities. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example minimum rating of: Baa3 or BBB- or BBB- by Moody’s or S&P or Fitch, respectively) or, if unrated, is judged to be investment grade by the Adviser. Below investment grade quality securities or securities that are unrated but judged to be below investment grade by the Adviser, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this supplement for future reference.